                                                 Filed under Rule 497(c)
                                                 File Nos. 33-28844 and 811-5812

                                   PROSPECTUS
                                   ----------

                    ----------------------------------------
                      CITI(SM) INSTITUTIONAL CASH RESERVES
                                 CLASS S SHARES

                          CITI(SM) PREMIUM LIQUID RESERVES

                    CITI(SM) PREMIUM U.S. TREASURY RESERVES
                    ----------------------------------------

December 31, 2004


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [logo] CITIFUNDS(R)
                                     INSTITUTIONAL SERIES


   --------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
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

        TABLE OF CONTENTS

        FUNDS AT A GLANCE ...........................................        3

              Citi Institutional Cash Reserves (Class S Shares) .....        4
              Citi Premium Liquid Reserves...........................        8
              Citi Premium U.S. Treasury Reserves....................       12

        YOUR ACCOUNT ................................................       15
              How To Buy Shares .....................................       15
              How The Price Of Your Shares Is Calculated ............       15
              How To Sell Shares ....................................       15
              Exchanges .............................................       16
              Frequent Purchases and Redemptions of Fund Shares .....       16
              United Kingdom Investors ..............................       17
              Dividends .............................................       17
              Retirement Accounts ...................................       17
              Tax Matters ...........................................       17

        MANAGEMENT OF THE FUNDS .....................................       18
              Manager ...............................................       18
              Management Fees .......................................       19
              Distribution Arrangements .............................       19
              Recent Developments ...................................       19

        MORE ABOUT THE FUNDS ........................................       20
              Principal Investment Strategies, Related Risks and
              Disclosure of Portfolio Holdings ......................       20

        FINANCIAL HIGHLIGHTS ........................................       24

                        FUNDS AT A GLANCE

                        Each of the Funds described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Funds try to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

                        Each Fund has its own goals and investment strategies and each offers a different mix of investments. Of course, there is no assurance that a Fund will achieve its investment goals.

CITI INSTITUTIONAL CASH RESERVES
This summary briefly describes Citi Institutional Cash Reserves and the principal risks of investing in it. For more information, see MORE ABOUT THE FUNDS on page 20.

FUND GOAL
The Fund's goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

MAIN INVESTMENT STRATEGIES
The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

  o obligations of U.S. and non-U.S. banks;

  o commercial paper and asset backed securities;

  o short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

  o obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers' acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

MAIN RISKS
Investing in a mutual fund involves risk. Although Citi Institutional Cash Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Fund's Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

YIELD FLUCTUATION. The Fund invests in short term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short term interest rates. Investing in high quality, short term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund's expenses could absorb all or a significant portion of the Fund's income.

CREDIT RISK. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short term rating category by nationally recognized rating agencies or, if unrated, in the Manager's opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

INTEREST RATE AND MARKET RISK. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

FOREIGN SECURITIES. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the Fund.

CONCENTRATION IN THE BANKING INDUSTRY. Citi Institutional Cash Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

FUND PERFORMANCE
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total return of the Fund's Class S shares for the calendar years indicated. The table compares the average annual returns for Class S shares of the Fund to the performance of the iMoneyNet AAA-rated 1st Tier Taxable Money Market Funds Average.

Please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future. The Fund's performance reflects certain fee waivers and reimbursements. If these are reduced or eliminated, the Fund's performance may go down. For current yield information, please call 1-800-331-1792 toll-free, or contact your account representative.

The Fund has authorized five classes of shares, Class I, Class L, Class O, Class S, and SVB Securities Horizon shares. Only Class S shares are offered in this prospectus. You should note that the performance of classes will vary, depending upon the expense level for that class.

CITI INSTITUTIONAL CASH RESERVES
ANNUAL TOTAL RETURNS -- CLASS S

                2000                           6.21%
                2001                           3.90%
                2002                           1.49%
                2003                           0.87%

As of September 30, 2004, the Class S shares had a year-to-date return of 0.67%.

FUND'S HIGHEST AND LOWEST RETURNS
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART

Class S                                      Quarter Ending
Highest               1.59%                September 30, 2000
Lowest                0.19%                 December 31, 2003

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2003
                                                           Since
                               1 Year       5 Years      Inception
Class S                         0.87%         N/A          3.83*

iMoneyNet
 AAA-rated 1st Tier
 Taxable Money
 Market Funds
 Average                        0.54%        3.17%           **

 * Class S commenced operations on October 6, 1999.
** Information regarding performance for this period is not available.

FUND FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEE TABLE
SHAREHOLDER FEES - Fees Paid Directly From Your Investment
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                          None
Maximum Deferred Sales Charge (Load)                                      None

ANNUAL FUND OPERATING EXPENSES(1) Expenses That Are Deducted From Fund Assets
-------------------------------------------------------------------------------
                                                                         CLASS S
Management Fees                                                           0.20%
Distribution (12b-1) Fees (includes service fees)                         0.25%
Other Expenses                                                            0.05%
-------------------------------------------------------------------------------
    Total Annual Operating Expenses*                                      0.50%
-------------------------------------------------------------------------------
* Because of voluntary waivers and/or reimbursements
  actual total operating expenses are expected to be:                     0.40%

These fee waivers and reimbursements may be reduced or terminated at any time.

(1) The Fund invests in securities through an underlying mutual fund, Prime Cash Reserves Portfolio (formerly Institutional Reserves Portfolio). The table reflects the direct expenses of the Fund and its allocated share of expenses of Prime Cash Reserves Portfolio.

-------------------------------------------------------------------------------

EXAMPLE
-------------------------------------------------------------------------------

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

  o you invest $10,000 in the Fund for the time periods indicated;

  o you reinvest all dividends;

  o you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same -- the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CITI INSTITUTIONAL CASH RESERVES        1 YEAR   3 YEARS     5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Class S Shares                            $51     $160        $280       $628

-------------------------------------------------------------------------------

CITI PREMIUM LIQUID RESERVES
This summary briefly describes Citi Premium Liquid Reserves and the principal risks of investing in it. For more information, see MORE ABOUT THE FUNDS on page 20.

FUND GOAL
The Fund's goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

MAIN INVESTMENT STRATEGIES
Citi Premium Liquid Reserves invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

  o obligations of U.S. and non-U.S. banks;

  o commercial paper and asset-backed securities;

  o short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

  o obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers' acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

MAIN RISKS
Investing in a mutual fund involves risk. Although Citi Premium Liquid Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Funds' Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

YIELD FLUCTUATION. The Fund invests in short-term money market instruments.
As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund's expenses could absorb all or a significant portion of the Fund's income.

CREDIT RISK. The Fund invests in high quality debt securities, meaning securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Manager's opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

INTEREST RATE AND MARKET RISK. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

FOREIGN SECURITIES. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the Fund.

CONCENTRATION IN BANK OBLIGATIONS. Citi Premium Liquid Reserves may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

WHO MAY WANT TO INVEST
You should keep in mind that an investment in a money market fund is not a complete investment program.

You should consider investing in Citi Premium Liquid Reserves if:

  o You're seeking current income and a stabilized share price.

  o You want to be able to convert your investment to cash quickly with reduced risk to principal.

  o You're seeking higher returns than are usually available from U.S. Treasury money market funds.

Don't invest in the Fund if:

  o You're seeking long term growth of capital or high current income and you can tolerate daily share price fluctuation.

FUND PERFORMANCE
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the Fund's total returns for the calendar years indicated. The table compares the average annual returns for the Fund to the performance of the iMoneyNet 1st Tier Taxable Money Market Funds Average.

Please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future. The Fund's performance reflects certain fee waivers and reimbursements. If these are reduced or terminated, the Fund's performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CITI PREMIUM LIQUID RESERVES
ANNUAL TOTAL RETURNS

                1994                           4.15%
                1995                           5.88%
                1996                           5.28%
                1997                           5.45%
                1998                           5.37%
                1999                           5.00%
                2000                           6.19%
                2001                           4.09%
                2002                           1.65%
                2003                           0.86%

As of September 30, 2004, the Fund had a year-to-date return of 0.65%.

FUND'S HIGHEST AND LOWEST RETURNS
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART

                                        Quarter Ending
Highest               1.60%             December 31, 2000
Lowest                0.19%             September 30, 2003

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2003
                                1 Year       5 Years      10 Years
Citi Premium Liquid Reserves     0.86%        3.54%        4.38%

iMoneyNet 1st Tier Taxable
 Money Market Funds Average      0.49%        3.12%        4.01%

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

CITI PREMIUM LIQUID RESERVES

FEE TABLE
SHAREHOLDER FEES - Fees Paid Directly From Your Investment
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                         None
Maximum Deferred Sales Charge (Load)                                     None

ANNUAL OPERATING EXPENSES(1) Expenses That Are Deducted From Fund Assets
-------------------------------------------------------------------------------

Management Fees                                                          0.35%
Distribution (12b-1) Fees (includes service fees)                        0.10%
Other Expenses                                                           0.05%
-------------------------------------------------------------------------------
    Total Annual Operating Expenses*                                     0.50%
-------------------------------------------------------------------------------

* Because of voluntary waivers and/or reimbursements, actual
  total operating expenses are expected to be:                           0.45%

These fee waivers and reimbursements may be reduced or terminated at any time.

(1) The Fund invests in securities through an underlying mutual fund, Liquid Reserves Portfolio (formerly Cash Reserves Portfolio). This table reflects the direct expenses of the Fund and its allocated shares fo expenses of Liquid Reserves Portfolio (formerly Institutional Reserves Portfolio).

-------------------------------------------------------------------------------

EXAMPLE

-------------------------------------------------------------------------------

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

  o you invest $10,000 in the Fund for the time periods indicated;

  o you reinvest all dividends;

  o you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same -- the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CITI PREMIUM LIQUID RESERVES         1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
                                       $51       $160        $280        $628

-------------------------------------------------------------------------------

CITI PREMIUM U.S. TREASURY RESERVES
This summary briefly describes Citi Premium U.S. Treasury Reserves and the principal risks of investing in it. For more information, see MORE ABOUT THE FUNDS on page 20.

FUND GOAL
The Fund's goal is to provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

MAIN INVESTMENT STRATEGIES
U.S. Treasury Reserves under normal circumstances invests all of its assets in:

  o U.S. Treasury bills, notes and bonds;

  o Treasury receipts; and

  o Securities issued by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Treasury.

Although the Fund is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities.

Please note that the Fund invests in securities through an underlying mutual fund.

MAIN RISKS
Investing in a mutual fund involves risk. Although Citi Premium U.S. Treasury Reserves seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goals; these other factors are not described here. More information about risks appears in the Funds' Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

YIELD FLUCTUATION. The Fund invests in short-term money market instruments.
As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund's expenses could absorb all or a significant portion of the Fund's income.

INTEREST RATE AND MARKET RISK. A major change in interest rates or a significant decline in the value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

WHO MAY WANT TO INVEST
You should keep in mind that an investment in a money market fund is not a complete investment program.

You should consider investing in Citi Premium U.S. Treasury Reserves if:

  o You're seeking current income and a stabilized share price.

  o You want to be able to convert your investment to cash quickly with reduced risk to principal.

  o You want the added safety of a fund that invests only in U.S. government securities.

Don't invest in the Fund if:

  o You're seeking long-term growth of capital or high current income and you can tolerate daily share price fluctuation.

FUND PERFORMANCE
The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the Fund's total returns for the calendar years indicated. The table compares the average annual returns for the Fund to the performance of the iMoneyNet 100% U.S. Treasury Rated Money Market Funds Average.

Please remember that the Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The Fund's performance reflects certain fee waivers and reimbursements. If these are reduced or terminated, the Fund's performance may go down. For current yield information, please call 1-800-331-1792, toll-free, or contact your account representative.

CITI PREMIUM U.S. TREASURY RESERVES
ANNUAL TOTAL RETURNS

                1994                           3.75%
                1995                           5.35%
                1996                           4.85%
                1997                           4.90%
                1998                           4.78%
                1999                           4.37%
                2000                           5.65%
                2001                           3.66%
                2002                           1.31%
                2003                           0.63%

As of September 30, 2004, the Fund had a year-to-date return of 0.48%.

FUND'S HIGHEST AND LOWEST RETURNS
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART

                                           Quarter Ending
Highest               1.49%             December 31, 2000
Lowest                0.13%             December 31, 2003

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2003
                                1 Year       5 Years     10 Years
Citi Premium U.S. Treasury
Reserves                         0.63%        3.10%        3.90%

iMoneyNet 100% U.S. Treasury
 Rated Money Market Funds
 Average                         0.46%        3.01%        3.84%

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     CITI PREMIUM U.S. TREASURY RESERVES

FEE TABLE
SHAREHOLDER FEES - Fees Paid Directly From Your Investment
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                         None
Maximum Deferred Sales Charge (Load)                                     None

ANNUAL FUND OPERATING EXPENSES(1) Expenses That Are Deducted From Fund Assets
-------------------------------------------------------------------------------
Management Fees                                                         0.35%
Distribution (12b-1) Fees (includes service
fees)                                                                   0.10%

Other Expenses                                                          0.08%
-------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses*                               0.53%
-------------------------------------------------------------------------------
* Because of voluntary waivers and/or reimbursements, actual
  total operating expenses are expected to be:                          0.45%

These fee waivers and reimbursements may be reduced or terminated at any time.

(1) The Fund invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio. This table reflects the direct expenses of the Fund and its allocated share of expenses of U.S. Treasury Reserves Portfolio.

-------------------------------------------------------------------------------

EXAMPLE

-------------------------------------------------------------------------------

This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

  o you invest $10,000 in the Fund for the time periods indicated;

  o you reinvest all dividends;

  o you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same -- the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CITI PREMIUM U.S. TREASURY
RESERVES                   1 YEAR         3 YEARS        5 YEARS       10 YEARS
                      ---------------------------------------------------------
                            $54            $170           $296           $665

-------------------------------------------------------------------------------

YOUR ACCOUNT

HOW TO BUY SHARES
Shares of the Funds are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called Service Agents). For more information, or to purchase shares directly from a Fund, please call the Fund at 1-800-331-1792, toll-free.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order and the purchase price in federal or other immediately available funds are received in proper form by the Fund. If you pay by check, your order is effective when the check clears. Each Fund and its distributor have the right to reject any purchase order or cease offering Fund shares at any time.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that a Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund's sub-transfer agent.

HOW THE PRICE OF YOUR SHARES IS CALCULATED
Each Fund calculates its net asset value (NAV) every day the New York Stock Exchange is open for trading.

  o Institutional Cash Reserves calculates its NAV at 5:00 p.m. Eastern time

  o Liquid Reserves calculates its NAV at 4:00 p.m. Eastern time

  o U.S. Treasury Reserves calculates its NAV at 2:00 p.m. Eastern time

On days when the financial markets in which the Funds invest close early, NAV may be calculated as of the earlier close of those markets. The Funds' securities are valued at amortized cost, which is approximately equal to market value.

HOW TO SELL SHARES
You may sell (redeem) your shares Monday through Friday, except on certain holidays. You may make redemption requests in writing through the Funds' sub-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the sub-transfer agent. Each Service Agent is responsible for promptly submitting redemption requests to the Funds' sub-transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received by the sub-transfer agent. Fund shares are redeemed without a sales charge.

FOR CITI INSTITUTIONAL CASH RESERVES ONLY: You will receive your redemption proceeds in federal funds normally on the business day on which you sell your shares, or if your redemption request is received by the sub-transfer agent after 5:00 p.m., on the next business day. If Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, payment of the redemption proceeds may be delayed one additional business day.

FOR ALL OTHER FUNDS: You will receive your redemption proceeds in federal funds normally on the business day on which you sell your shares but, in any event, within seven days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Funds have the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Your Service Agent may impose a minimum account balance. If so, your Service Agent reserves the right to close your account if it falls below the required minimum balance. You will have 60 days to make an additional investment. If you do not increase your balance, your Service Agent may close your account and send the proceeds to you. Your shares will be sold at net asset value (normally $1.00 per share) on the day your account was closed. Please consult your Service Agent for more information.

The Funds may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

EXCHANGES
Shares of each of the Funds other than Citi Institutional Cash Reserves may be exchanged for shares of any other Fund offered in the no-load family of CitiFunds(R) (primarily money market funds). You may place exchange orders through the sub-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The sub-transfer agent or your Service Agent can provide you with more information.

There is no sales charge on shares you get through an exchange.

The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Money market funds are often used by investors for short term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of each of the Funds has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Boards also believe that money market funds, such as the Funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short term disparity between a Fund's yield and current market yields, which could have the effect of reducing the Fund's yield. In addition, frequent purchases and redemptions of a Fund's shares could increase the Fund's portfolio transaction costs and may interfere with the efficient management of the portfolio by the Manager, which could detract from the Fund's performance.

UNITED KINGDOM INVESTORS (INSTITUTIONAL CASH RESERVES ONLY)
Institutional Cash Reserves has received an Order from the U.K. Financial Services Authority (the "FSA") granting recognition under the U.K. Financial Services and Markets Act 2000. Any complaints from U.K. investors about the operation of the Fund may be made to the FSA. Investors in Institutional Cash Reserves are not covered by the Financial Services Compensation Scheme.

The Facilities Agent for Institutional Cash Reserves is Citigroup Asset Management Ltd. The principal place of business of the Facilities Agent in the U.K. is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB.

DIVIDENDS
Each Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

RETIREMENT ACCOUNTS
Your Service Agent can advise you about how investments in the Funds may be incorporated into your retirement plan.

TAX MATTERS
This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

TAXATION OF DISTRIBUTIONS: You normally have to pay federal income tax and any state or local taxes on any distributions you receive from a Fund, whether you take distributions in cash or reinvest them in shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The Funds do not expect any distributions to be treated as "qualified dividend income," which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

TAXATION OF TRANSACTIONS: If you sell your shares of a Fund, or exchange them for shares of another Fund, it is considered a taxable event. Depending on your purchase price and the sales price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

FOREIGN SHAREHOLDERS: Each Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. A Fund will not withhold with respect to dividends designated as interest-related dividends or short-term capital gain dividends. The Funds antiticpate that substantially all distributions will be designated as interest-related dividends. Distributions received from a Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

BACKUP WITHHOLDING: The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. A Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 28% during 2005. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax described in the preceding paragraph.

MANAGEMENT OF THE FUNDS

MANAGER
The Funds' investment manager is Citi Fund Management Inc., 100 First Stamford Place, Stamford, Connecticut 06902. The Manager selects the Funds' investments, oversees their operations, and provides administrative services. The Manager is an affiliate of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. A team of individuals employed by the Manager manages the day-to-day operations of the Funds.

Citi Fund Management Inc. was established in 2001 to take over the mutual fund-related investment advisory operations of Citibank, N.A. and together with Citibank affiliates in New York, London, Frankfurt, Tokyo and Hong Kong provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world.

Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the Funds. They may also own the securities of these issuers. However, in making investment decisions for the Funds, the Manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent a Fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

MANAGEMENT FEES
For the fiscal year ended August 31, 2004, the Funds' manager received the following fees, after waivers:

                                                  FEE, AS A
                                                 PERCENTAGE
                                              OF AVERAGE DAILY
                                                NET ASSETS,
FUND                                           AFTER WAIVERS
----                                          ----------------
Citi Institutional Cash Reserves                   0.1006%
Citi Premium Liquid Reserves                       0.2479%
Citi Premium U.S. Treasury Reserves                0.2686%

DISTRIBUTION ARRANGEMENTS
The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

Each Fund has adopted a service plan under rule 12b-1 under the Investment Company Act of 1940. The service plan for each of Citi Premium Liquid Reserves and Citi Premium U.S. Treasury Reserves allows each Fund to pay its Distributor, Service Agents or others a monthly fee not to exceed 0.10% per year of the average daily net assets of the shares covered by the plan. The service plan adopted by Citi Institutional Cash Reserves pertaining to Class S shares allows the Fund to pay to its Distributor, Service Agents or others a monthly fee not to exceed 0.25% per year of the average daily net assets of the shares covered by the plan. These fees may be used to make payments to the Distributor and to Service Agents or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing or other promotional activity, or for providing personal service or the maintenance of shareholder accounts. The Distributor is, and the Service Agents may be, affiliates of the Funds' Manager. Because fees under the plan are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the Distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The Distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the Funds' Distributor and other affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

RECENT DEVELOPMENTS
In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the Funds' Manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. It is not expected that the Funds will receive any portion of such payment.

Citicorp Trust Bank, fsb. is the Funds' transfer agent. State Street Bank and Trust Company is the sub-transfer agent. PFPC Inc. also serves as sub-transfer agent for Class S shares of Citi Institutional Cash Reserves.

MORE ABOUT THE FUNDS

The Funds' goals, principal investments and risks are summarized in FUNDS AT A GLANCE. More information on investments and investment strategies appears below.

PRINCIPAL INVESTMENT STRATEGIES
The Funds' principal investment strategies are the strategies that, in the opinion of the Manager, are most likely to be important in trying to achieve each Fund's investment goals. Of course, there can be no assurance that any Fund will achieve its goals. Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. A Fund may not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

Each Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. Each Fund also complies with industry regulations that apply to money market funds. These regulations require that each Fund's investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of each Fund's investments (on a dollar-weighted basis) be 90 days or less. In addition, all of the Funds' investments must be in U.S. dollar-denominated high quality securities which have been determined by the Manager to present minimal credit risks. To be considered high quality under the regulations, a security (or its issuer) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody's or Standard & Poor's, or, if unrated, in the Manager's opinion be of comparable quality. Investors should note that within these two rating categories there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the Manager will decide whether the security should be held or sold.

Money market instruments in which the Funds may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

-------------------------------------------------------------------------------
  WHAT ARE MONEY MARKET INSTRUMENTS?
  Money Market Instruments are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short-term unsecured debt), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.
-------------------------------------------------------------------------------

CITI INSTITUTIONAL CASH RESERVES has adopted investment policies that are more restrictive than the regulations. These investment policies require that all of the Fund's investments be in U.S. dollar denominated "first-tier" securities which have been determined by the Manager to present minimal credit risks. To be a "first-tier" security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized ratings agencies, or, if unrated, in the Manager's opinion, be of comparable quality. Investors should note that within this rating category there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the Manager will decide whether the security should be held or sold.

Citi Institutional Cash Reserves invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset backed securities and repurchase agreements. The Fund's U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers' acceptances.

Although Citi Institutional Cash Reserves is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities. The Fund's investment goals and policies may be changed without a shareholder vote.

CITI PREMIUM LIQUID RESERVES invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset-backed securities and repurchase agreements. The Fund's U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers' acceptances.

Citi Premium Liquid Reserves invests only in "first-tier" securities, which are securities rated in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Manager's opinion are of comparable quality. The Fund's investment goals and policies may be changed without a shareholder vote.

CITI PREMIUM U.S. TREASURY RESERVES invests in U.S. Treasury bills, bonds, notes and receipts. Treasury receipts are interest coupons on other U.S. Treasury obligations. This Fund may also invest in short-term obligations of U.S. government agencies and instrumentalities, but only if the obligations are backed by the full faith and credit of the United States Treasury. The Fund's investment goals and policies may be changed without a shareholder vote. ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

$1.00 NET ASSET VALUE. In order to maintain a $1.00 per share net asset value, each Fund could reduce the number of its outstanding shares. For example, the Fund could do this if there were a default on an investment held by the Fund, if expenses exceed the Fund's income, or if the investment declined significantly in value. If this happened, you would own fewer shares. By investing in a Fund, you agree to this reduction should it become necessary.

INVESTMENT STRUCTURE. The Funds do not invest directly in securities but instead each invests through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Funds in this Prospectus include the underlying fund. Each Fund may stop investing in its corresponding underlying fund at any time, and will do so if the Fund's Trustees believe that to be in the shareholders' best interests. The Fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual funds as Institutional Cash Reserves, Premium Liquid Reserves and Premium U.S. Treasury Reserves. These other funds may have lower expenses, and correspondingly higher performance, than Institutional Cash Reserves, Premium Liquid Reserves and Premium U.S. Treasury Reserves, respectively.

MANAGEMENT STYLE. Managers of mutual funds use different styles when selecting securities to purchase. The Manager uses a "top-down" approach when selecting securities for the Funds. When using a "top-down" approach, the Manager looks first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the Manager selects optimal interest rates and maturities and chooses certain sectors or industries within the overall market. The Manager then looks at individual issuers within those sectors or industries to select securities for the investment portfolio.

Since the Funds maintain a weighted average maturity of no more than 90 days, many of their investments are held until maturity. The Manager may sell a security before maturity when it is necessary to do so to meet redemption requests. The Manager may also sell a security if the Manager believes the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a Fund's portfolio (for example, to reflect changes in the Manager's expectations concerning interest rates), or when the Manager believes there is superior value in other market sectors or industries.

DISCLOSURE OF PORTFOLIO HOLDINGS. A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand Citi Institutional Cash Reserves' financial performance for the past 4 fiscal years and the period from October 6, 1999 (when Class S shares commenced operations) to August 31, 2000. Certain information reflects financial results for a single Class S share. The total returns in the table represent the rate that an investor would have earned on an investment in Class S shares of the Fund (assuming reinvestment of all dividends and distributions). The information for fiscal years ended August 31, 2001, 2002, 2003 and 2004 has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report which is available upon request. The information in the following table for the period from October 6, 1999 to
August 31, 2000 has been audited by other independent auditors.

CITI INSTITUTIONAL CASH RESERVES -- CLASS S

                                                                                                                   FOR THE PERIOD
                                                                  YEARS ENDED AUGUST 31,                          OCTOBER 6, 1999+
                                             ----------------------------------------------------------------      TO AUGUST 31,
                                                    2004              2003              2002            2001           2000
                                             --------------------------------------------------------------------------------------
Net asset value, beginning of year                $1.00000          $1.00000         $1.00000        $1.00000        $1.00000
Net investment income                              0.00814           0.01082          0.01815         0.05137         0.05202
Distributions from net investment income          (0.00814)         (0.01082)        (0.01815)       (0.05137)       (0.05202)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                      $1.00000          $1.00000         $1.00000        $1.00000        $1.00000
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)           $475,367          $289,041         $206,732         $83,765         $96,359
RATIOS TO AVERAGE NET ASSETS:
  Expenses(+)                                         0.35%#            0.35%#           0.40%           0.40%           0.40%*
  Net investment income(+)                            0.82%             1.04%            1.75%           4.97%           5.78%*
TOTAL RETURN                                          0.82%             1.09%            1.83%           5.26%           5.83%**

Note: If the Fund's Manager and Distributor and the Manager of Prime Cash Reserves Portfolio (formerly Institutional Reserves
Portfolio) had not voluntarily waived all or a portion of their fees, net investment income per share and ratios would have been as follows:

Net investment income per share                   $0.00684          $0.00864         $0.01720        $0.04994        $0.05074
RATIOS TO AVERAGE NET ASSETS:
  Expenses(+)                                         0.50%             0.57%            0.53%           0.52%           0.55%*
  Net investment income(+)                            0.67%             0.82%            1.62%           4.85%           5.63%*

  + Commencement of operations.
(+) Includes the Fund's share of Prime Cash Reserves Portfolio (formerly Institutional Reserves Portfolio) allocated expenses beginning on June 3, 2002.
  # The ratio of expenses to average net assets will not exceed to 0.35%, as a result of voluntary expense limitation, which may be terminated at any time.
  * Annualized.
 ** Not Annualized.


The financial highlights table is intended to help you understand Citi Premium Liquid Reserves' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements and financial highlights, is included in the annual report which is available upon request.

CITI PREMIUM LIQUID RESERVES

                                                                              YEARS ENDED AUGUST 31,
                                               ------------------------------------------------------------------------------------
                                                        2004              2003              2002            2001            2000
                                               ------------------------------------------------------------------------------------
Net asset value, beginning of year                  $1.00000          $1.00000          $1.00000        $1.00000        $1.00000
Net investment income                                0.00784(+)        0.01076           0.02037         0.05258         0.05653
Distributions from net investment income            (0.00784)(+)      (0.01076)         (0.02037)       (0.05258)       (0.05653)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $1.00000          $1.00000          $1.00000        $1.00000        $1.00000
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)             $949,500        $1,531,966        $1,312,633      $1,303,206        $997,828
RATIOS TO AVERAGE NET ASSETS:
 Expenses+#                                             0.40%             0.40%             0.40%           0.40%           0.40%
 Net investment income+                                 0.78%             1.07%             2.03%           5.17%           5.69%
TOTAL RETURN                                            0.79%             1.09%             2.06%           5.39%           5.80%

Note: If the Manager of the Fund and Managers of Liquid Reserves Portfolio (formerly Cash Reserves Portfolio) had not voluntarily waived all or a portion of their fees during the period indicated, the net investment income per share and the ratios would have been as follows:

Net investment income per share                     $0.00661(+)       $0.00978          $0.01831        $0.04898        $0.05274
RATIOS TO AVERAGE NET ASSETS:
 Expenses+                                              0.50%             0.50%             0.59%           0.80%           0.79%
 Net investment income+                                 0.68%             0.97%             1.84%           4.77%           5.30%

  + Includes the Fund's share of Liquid Reserves Portfolio's (formerly Cash Reserves Portfolio) allocated expenses.
(+) Includes $0.00009 of short term capital gains.
  # The ratio of expenses to average net assets will not exceed 0.40% as a result of a voluntary expense limitation, which may be terminated at any time.

The financial highlights table is intended to help you understand Citi Premium U.S. Treasury Reserves' financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended August 31, 2001, 2002, 2003 and 2004 has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report which is available upon request. The information in the following table for the fiscal year ended August 31, 2000 has been audited by other independent auditors.

CITI PREMIUM U.S. TREASURY RESERVES

                                                                                  YEARS ENDED AUGUST 31,
                                                       --------------------------------------------------------------------------
                                                               2004             2003           2002           2001          2000
                                                       --------------------------------------------------------------------------
Net asset value, beginning of year                         $1.00000         $1.00000       $1.00000       $1.00000      $1.00000
Net investment income and net realized gain                 0.00571          0.00848        0.01689        0.04778       0.05049
Distributions from net investment income and net
  realized gain                                            (0.00571)        (0.00848)      (0.01689)      (0.04778)     (0.05049)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $1.00000         $1.00000       $1.00000       $1.00000      $1.00000
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000's omitted)                   $390,847         $372,823       $724,108       $420,757      $340,433
RATIOS TO AVERAGE NET ASSETS:
 Expenses+#                                                    0.45%            0.45%          0.45%          0.45%         0.45%
 Net investment income+                                        0.56%            0.91%          1.67%          4.76%         5.12%
TOTAL RETURN                                                   0.57%            0.85%          1.70%          4.88%         5.17%

Note: If the Fund's Manager and the Manager of U.S. Treasury Reserves Portfolio had not voluntarily waived all or a portion of their fees, net investment income per share and ratios would have been as follows:

Net investment income per share                            $0.00488         $0.00732       $0.01564       $0.04438      $0.04678
RATIOS TO AVERAGE NET ASSETS:
 Expenses+                                                     0.53%            0.53%          0.64%          0.84%         0.83%
 Net investment income+                                        0.48%            0.83%          1.49%          4.37%         4.74%

+ Includes the Fund's share of U.S. Treasury Reserves Portfolio's allocated expenses.
# The ratio of expenses to average net assets will not exceed 0.45% as a result of a voluntary expense limitation, which may be terminated at any time.

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Funds' investments is available in that Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-331-1792, toll-free, or your account representative.

The SAI is also available from the Securities and Exchange Commission. You can find it on the EDGAR Database on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at: (202) 942-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.

SEC File Numbers: 811-5812
                  811-6740


                                                                       FD02405

                                                 Filed under Rule 497(c)
                                                 File Nos. 33-28844 and 811-5812

                                                                  Statement of
                                                        Additional Information
                                                             December 31, 2004

CITI(SM) PREMIUM LIQUID RESERVES
CITI(SM) PREMIUM U.S. TREASURY RESERVES
(THE "FUNDS")

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus, dated December 31, 2004, for Citi(SM) Premium Liquid Reserves (also referred to as "Liquid Reserves") and Citi(SM) Premium U.S. Treasury Reserves (also referred to as "U.S. Treasury Reserves"). This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 29 hereof. These financial statements can be found in the Funds' Annual Reports to Shareholders. An investor may obtain copies of the Funds' Prospectuses and Annual Reports without charge by calling 1-800-331-1792 toll-free.

    The Funds are each separate series of CitiFunds(SM) Premium Trust (the "Trust"). The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, 1-800-331-1792. The Trust invests all of the investable assets of Liquid Reserves and U.S. Treasury Reserves in Liquid Reserves Portfolio and U.S. Treasury Reserves Portfolio (collectively, the "Portfolios"), respectively. The address and telephone number of the Portfolios are 125 Broad Street, New York, New York 10004, 1-800-331-1792.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----

 1. The Funds ............................................................    2
 2. Investment Objectives, Policies and Restrictions .....................    3
 3. Determination of Net Asset Value .....................................    9
 4. Management ...........................................................   11
 5. Dealer Commissions and Concessions ..................................    24
 6. Portfolio Transactions ...............................................   24
 7. Disclosure of Portfolio Holdings .....................................   25
 8. Description of Shares, Voting Rights and Liabilities .................   27
 9. Certain Additional Tax Matters .......................................   29
10. Independent Registered Public Accounting Firm and Financial Statements   29
Appendix A -- Proxy Voting Policies and Procedures .......................  A-1

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE FUNDS

    The Trust is a no-load, open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 23, 1989. Prior to January 2, 1998, the Trust was called Landmark Premium Funds. Shares of the Trust are divided into two separate series, Citi Premium Liquid Reserves and Citi Premium U.S. Treasury Reserves, which are described in this Statement of Additional Information. Prior to January 1, 2001, Citi Premium Liquid Reserves and Citi Premium U.S. Treasury Reserves were called CitiFunds Premium Liquid Reserves and CitiFunds Premium U.S. Treasury Reserves, respectively, and prior to January 2, 1998, were called Premium Liquid Reserves and Premium U.S. Treasury Reserves, respectively. References in this Statement of Additional Information to the Prospectus are to the Prospectus, dated December 31, 2004, of the Funds by which shares of the Funds are offered.

    Each of the Funds is a type of mutual fund commonly referred to as a "money market fund." The net asset value of each of the Funds' shares is expected to remain constant at $1.00, although there can be no assurance that this will be so on a continuing basis. (See "Determination of Net Asset Value.")

    The Funds utilize a master/feeder structure by investing all the investable assets of Liquid Reserves and U.S. Treasury Reserves in Liquid Reserves Portfolio and U.S. Treasury Reserves Portfolio, respectively. Each of the Portfolios is a diversified open-end management investment company. Each Portfolio has the same investment objectives and policies as its corresponding Fund.

    The Trustees of the Trust believe that the aggregate per share expenses of Liquid Reserves and U.S. Treasury Reserves and their corresponding Portfolios will be less than or approximately equal to the expenses that each Fund would incur if the assets of the Fund were invested directly in the types of securities held by its Portfolio. Either Fund may withdraw its investment in its Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. If a Fund were to withdraw its investment in its Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If a Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.

    Each Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but a Portfolio will notify its corresponding Fund (which in turn will notify its shareholders) and its other investors at least 30 days (or, when required by law, at least 60 days) before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a Fund to withdraw its investment in its Portfolio.

    The Portfolios, as New York trusts, are not required to hold and have no intention of holding annual meetings of investors. However, when a Portfolio is required to do so by law, or in the judgment of Trustees it is necessary or desirable to do so, the Portfolio will submit matters to its investors for a vote. When a Fund is asked to vote on matters concerning its corresponding Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. See "Description of Shares, Voting Rights and Liabilities." Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

    The Portfolios may sell interests to investors in addition to the Funds. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Funds. Therefore, the investment returns for all investors in funds investing in a Portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

    Information about other holders of interests in the Portfolios is available from the Funds' distributor, Citigroup Global Markets Inc. ("Citigroup Global Markets" or the "Distributor"), 388 Greenwich Street, 23rd Floor, New York, New York 10013, 1-800-451-2010.

    Each Fund may, in the future, convert to a fund of funds structure. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

    Citi Fund Management Inc. ("Citi Fund Management" or the "Manager") is the investment manager to each Fund and each Portfolio. Citi Fund Management manages the investments of each Portfolio from day to day in accordance with the investment objectives and policies of that Portfolio. The selection of investments for the Portfolio and the way it is managed, depends on the conditions and trends in the economy and the financial marketplaces. Citi Fund Management also provides certain administrative services to the Funds and Portfolios.

    Shares of each Fund are continuously offered by the Distributor and may be purchased from the Distributor, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, investment advisers or broker-dealers that have entered into an agreement with the Distributor (called "Service Agents"). The Distributor and Service Agents may receive fees from the Funds pursuant to Service Plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Affiliates of the manager currently serve as the Service Agents for the Funds.

             2.  INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                            INVESTMENT OBJECTIVES

    The investment objective of CITI(SM) PREMIUM LIQUID RESERVES is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

    The investment objective of CITI(SM) PREMIUM U.S. TREASURY RESERVES is to provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.

    The investment objective of each Fund may be changed without approval by that Fund's shareholders. Of course, there can be no assurance that either Fund will achieve its investment objectives.

                             INVESTMENT POLICIES

    All of the investable assets of Liquid Reserves and U.S. Treasury Reserves are invested in Liquid Reserves Portfolio and U.S. Treasury Reserves Portfolio, respectively, each of which has the same investment objective and policies as its corresponding Fund. The Prospectus contains a discussion of the principal investment strategies of each Fund and certain risks of investing in each Fund. The following supplements the information contained in the Prospectus concerning the investment objectives, policies and techniques of each Fund and Portfolio, and contains more information about the various types of securities in which each Fund and each Portfolio may invest and the risks involved in such investments. Since the investment characteristics of Liquid Reserves and U.S. Treasury Reserves will correspond directly to those of the Portfolios in which they invest, the following applies to both the Funds and the Portfolios, as applicable.

    Either Fund may withdraw its investment from its corresponding Portfolio at any time, if the Board of Trustees determines that it is in the best interests of the Fund to do so. If any of the Funds were to then invest directly in securities, the Fund's assets would be invested in accordance with the investment policies described below. The approval of a Fund's shareholders would not be required to change that Fund's investment objectives or any of its investment policies. Likewise, the approval of the investors in a Portfolio would not be required to change that Portfolio's investment objectives or any of its investment policies discussed below. If, however, either U.S. Treasury Reserves or U.S. Treasury Reserves Portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than those issued or backed by the U.S. Treasury, U.S. Treasury Reserves would give written notice to its shareholders at least 60 days prior to implementing the change.

CITI PREMIUM LIQUID RESERVES

    Citi Premium Liquid Reserves invests all of its investable assets in Liquid Reserves Portfolio, which was formerly called Cash Reserves Portfolio. Liquid Reserves Portfolio seeks to achieve its investment objective through investments in high quality U.S. dollar-denominated money market instruments. All investments by Liquid Reserves Portfolio mature or are deemed to mature within 397 days from the date of acquisition, and the average maturity of the investments held by the Portfolio (on a dollar-weighted basis) is 90 days or less. All investments by the Portfolio are in "first tier" securities (i.e., securities rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each, an "NRSRO") assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Manager under procedures approved by the Board of Trustees) and are determined by the Manager under procedures approved by the Board of Trustees to present minimal credit risks. Investments in high quality, short term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. Liquid Reserves Portfolio may hold uninvested cash reserves pending investment. Under the 1940 Act, Liquid Reserves and Liquid Reserves Portfolio are each classified as "diversified," although in the case of Liquid Reserves, all of its investable assets are invested in the Portfolio. A "diversified investment company" must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities (e.g., interests in the Portfolio) and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. Liquid Reserves Portfolio invests, under normal circumstances in:

        (1) Bank obligations -- Liquid Reserves Portfolio may invest from time to time up to 100% of its assets in bank obligations, such as certificates of deposit, fixed time deposits, and bankers' acceptances. Up to 25% of the Portfolio's assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of the Portfolio's assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the "SEC"). Under SEC interpretations, a U.S branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the Manager, as that of investing in instruments issued by the branch's domestic parent.

        Liquid Reserves Portfolio limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. The Portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation ("FDIC"), having total assets of less than $1 billion, provided that the Portfolio at no time owns more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully insured by FDIC insurance) of any one of those issuers.

        Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the Portfolio, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the Portfolio's right to transfer a beneficial interest in the deposit to a third party. A bankers' acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers' acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

        U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

        Liquid Reserves Portfolio limits its investments in "non-U.S. bank obligations" to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks which meet the criteria in the preceding paragraphs or are U.S. or non-U.S. branches of non-U.S. banks that (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Manager, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the Portfolio. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. The Portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Liquid Reserves Portfolio does not purchase any bank obligation of any affiliate of the Manager.

        Since Liquid Reserves Portfolio may hold investments in non-U.S. bank obligations, an investment in Liquid Reserves involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Portfolio, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the Portfolio. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank, and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

        The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, Liquid Reserves Portfolio may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the "Board of Governors"). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, Liquid Reserves Portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

        U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, Liquid Reserves Portfolio may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

        Non-U.S. banks in whose obligations Liquid Reserves Portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

        (2) Obligations of, or guaranteed by, non-U.S. governments. Liquid Reserves Portfolio limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in subsection (1) above in connection with the purchase of non-U.S. bank obligations.

        (3) Commercial paper rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or, if not rated, determined to be of comparable quality by the Manager under procedures approved by the Board of Trustees, such as unrated commercial paper issued by corporations having an outstanding unsecured debt issue currently rated Aaa by Moody's or AAA by Standard & Poor's. Commercial paper is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

        (4) Obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

        (5) Repurchase agreements, providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which may have maturities in excess of 397 days. (See "Repurchase Agreements" below for a description of repurchase agreements.)

        (6) Asset-backed securities, that represent fractional interests in pools of retail installment loans, both secured such as certificates for automobile receivables ("CARS") and unsecured, or leases or fractional interests in pools of revolving credit card receivables ("CARDS"), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, Liquid Reserves Portfolio may invest in other asset-backed securities.

    Liquid Reserves Portfolio does not purchase securities which the Portfolio believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio's investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments or to prevent the Portfolio from receiving any value in U.S. dollars from its investment in non-U.S. securities.

CITI PREMIUM U.S. TREASURY RESERVES

    Citi Premium U.S. Treasury Reserves invests all of its investable assets in U.S. Treasury Reserves Portfolio. U.S. Treasury Reserves Portfolio seeks to achieve its investment objective by investing in obligations of, or guaranteed by, the U.S. government, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and in issues of agencies and instrumentalities established under the authority of an Act of Congress which are supported by the full faith and credit of the United States. U.S. Treasury Reserves Portfolio will not enter into repurchase agreements except in unusual circumstances when, in the Manager's judgment, direct U.S. Treasury obligations are not available. All investments by the Portfolio are in "first tier" securities (i.e., securities rated in the highest rating category for short-term obligations by at least two NRSRO's assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality, as determined by the Manager under procedures approved by the Board of Trustees) and are determined by the Manager under procedures approved by the Board of Trustees to present minimal credit risks. Investments in high quality, short term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. U.S. Treasury Reserves Portfolio may hold uninvested cash reserves pending investment.

STRUCTURED INSTRUMENTS

    Each of the Funds and Portfolios may invest in structured instruments. Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell ("put") the fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a Fund or Portfolio may invest include: (1) "Tender Option Bonds", which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products", in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) "Partnerships", which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

    Structured instruments may be considered to be derivatives. Derivatives raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund or Portfolio. For example, with respect to tax-exempt instruments, the tax-exempt treatment of the interest paid to a Fund or Portfolio is premised on the legal conclusion that the holders of such instruments have an ownership interest in the underlying bonds. While a Fund or Portfolio may rely on an opinion of legal counsel to the effect that the income from each such instrument is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

REPURCHASE AGREEMENTS

    Liquid Reserves and Liquid Reserves Portfolio may invest its assets in repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio may not invest in repurchase agreements except in unusual circumstances when, in the Manager's judgment, direct U.S. Treasury obligations are not available. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determing the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. All repurchase agreements entered into by the Funds shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian shall have control of the collateral, which the Manager believes will give the applicable Fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Funds. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Funds. A Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund's total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, each of the Funds and Portfolios may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by a Fund would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund or Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would receive any income generated by the Fund's investment of the collateral (subject to a rebate payable to the borrower). The borrower alternatively may pay the Fund or Portfolio a fee for use of the borrowed securities. The Fund or Portfolio would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager to be of good standing, and when, in the judgment of the Manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a Fund or Portfolio could suffer loss if the borrower terminates the loan and the Fund or Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer. If the Manager determines to make loans, it is not intended that the value of the securities loaned by a Fund or Portfolio would exceed 33 1/3% of the value of its net assets.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    Each Fund and Portfolio may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund or Portfolio to sell them promptly at an acceptable price.

                           INVESTMENT RESTRICTIONS

    The Funds and the Portfolios have each adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding shares" of the applicable Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund or Portfolio present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding "voting securities" of the Fund or the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    Whenever the Fund is requested to vote on a change in the investment restrictions or fundamental policies of the Portfolio, the Fund will generally call a meeting of its shareholders and will vote its shares in the Portfolio in accordance with instructions it receives from its shareholders. To the extent it does not receive instructions from its shareholders, the Fund will vote its shares in the Portfolio in the same proportion as the vote of shareholders who are giving instructions. Alternatively, without seeking instructions from its shareholders, the Fund could vote its shares in the Portfolio in the same proportion as the vote of all other investors in the Portfolio.

    A Fund or a Portfolio may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund or the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security.

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund or the Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contracts and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that Citi Premium Liquid Reserves may invest at least 25% of its assets in bank obligations issued by domestic banks.

    If a percentage or rating restriction on investment or utilization of assets (taken at market value) set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstances is not considered a violation of policy.

                     3.  DETERMINATION OF NET ASSET VALUE

    The net asset value of each share of the Funds is determined on each day on which the New York Stock Exchange is open for trading. This determination is normally made once during each such day as of 4:00 p.m., Eastern time, for Liquid Reserves and 2:00 p.m., Eastern time, for U.S. Treasury Reserves, by dividing the value of each Fund's net assets (i.e., the value of its assets, including its investment in a Portfolio, less its liabilities, including expenses payable or accrued) by the number of the Fund's shares outstanding at the time the determination is made. On days when the financial markets in which a Fund invests close early, such Fund's net asset value is determined as of the earlier close of these markets. As of the date of this Statement of Additional Information, the Exchange is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the Funds and Portfolios employ specific investment policies and procedures to accomplish this result.

    The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding Fund is determined. The net asset value of a Fund's investment in the corresponding Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities.

    The securities held by a Fund or Portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the Fund or Portfolio to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the applicable Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Fund or Portfolio would receive if the instrument were sold.

    Pursuant to the rules of the SEC, the Funds' and the Portfolios' Boards of Trustees have established procedures to stabilize the value of the Funds' and Portfolios' net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for a Fund or Portfolio, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the Fund or Portfolio. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations. The Funds and Portfolios maintain a dollar-weighted average maturity of 90 days or less, do not purchase any instrument with a remaining maturity greater than 397 days or; subject to a repurchase agreement having a duration of greater than 397 days, limit their investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are determined by the Manager to present minimal credit risks and comply with certain reporting and recordkeeping procedures. The Funds and Portfolios also have established procedures to ensure that securities purchased meet high quality criteria. (See "Investment Objectives, Policies and Restrictions -- Investment Policies.")

    Because of the short-term maturities of the portfolio investments of each Fund, the Funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the Funds' shareholders annually after the close of each Fund's fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in "Certain Additional Tax Matters." Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each Fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the Fund's net asset value of $1.00 per share.

    It is expected that each Fund will have a positive net income at the time of each determination thereof. If for any reason a Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security or if a Fund's expenses exceeded its income, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the shareholder's account which represents the shareholder's share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the Fund.

SALE OF SHARES

    Subject to compliance with applicable regulations, the Funds and the Portfolios have each reserved the right to pay the redemption price of shares of the Funds or beneficial interests in the Portfolios, either totally or partially, by a distribution in kind of securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    Shareholders may redeem Fund shares by sending written instructions in proper form to the Funds' sub-transfer agent or, if they hold their shares through a Service Agent, to the Service Agent. Shareholders are responsible for ensuring that a request for redemption is in proper form.

    Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling their Service Agents. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for the shareholder's name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholders will bear all risk of loss relating to a redemption or exchange by telephone.

    The Funds and the Portfolios may suspend the right of redemption or postpone the date of payment for shares of a Fund or beneficial interests in a Portfolio more than seven days during any period when (a) trading in the markets the Fund or Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's or Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

INVOLUNTARY REDEMPTION OF SHARES

    The Trustees may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that Fund (for example, in the case of a market timer). See "Description of Shares, Voting Rights and Liabilities".

                                4. MANAGEMENT

    Each Fund and Portfolio is supervised by a Board of Trustees of which at least 75% of the Trustees are not affiliated with the Manager. The Trustees and officers of the Trusts, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other directorships they hold are set forth below. Each Trustee and officer holds office for his or her lifetime unless that individual resigns, retires, or is otherwise removed.

    An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Trust and the Portfolio as defined in the 1940 Act. Each Trustee and officer of the Trust and the Portfolios noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                                                                          NUMBER OF         OTHER BOARD
                                                                                        PORTFOLIOS IN       MEMBERSHIPS
                              POSITION(s)        LENGTH                                  FUND COMPLEX         HELD BY
NAME, ADDRESS AND              HELD WITH        OF TIME      PRINCIPAL OCCUPATION(s)      OVERSEEN BY       TRUSTEE DURING
DATE OF BIRTH                     FUND           SERVED      DURING PAST FIVE YEARS        TRUSTEE        PAST FIVE YEARS
----------------              ----------        -------      ----------------------     --------------    ---------------
NON-INTERESTED TRUSTEES:
Elliott J. Berv               Trustee         Since 2001    Executive Vice President          37      Board Member, American
c/o R. Jay Gerken                                           and Chief Operations                      Identity Corp. (doing
Citigroup Asset Management                                  Officer, DigiGym Systems                  business as Morpheus
399 Park Avenue                                             (on-line personal training                Technologies) (biometric
New York, NY 10022                                          systems) (since 2001);                    information management)
Born April 30, 1943                                         Consultant, Catalyst                      (since 2001; consultant
                                                            (consulting) (since 1984);                since 1999); Director,
                                                            Chief Executive Officer,                  Lapoint Industries
                                                            Motocity USA (motorsport                  (industrial filter
                                                            racing) (since 2004);                     company) (since 2002).
                                                            Director, Alzheimer's
                                                            Association (New England
                                                            Chapter) (since 1998);
                                                            Board Member, Savannah
                                                            Music Festival.

Donald M. Carlton             Trustee         Since 2001    Consultant, URS                   32      Director, Temple-Inland
c/o R. Jay Gerken                                           Corporation (engineering)                 (forest products) (since
Citigroup Asset Management                                  (since 1999); former Chief                2003); Director,
399 Park Avenue                                             Executive Officer, Radian                 American Electric Power
New York, NY 10022                                          International L.L.C.                      Co. (electric utility)
Born July 20, 1937                                          (engineering) (from 1996                  (since 1999); Director,
                                                            to 1998); Member of the                   National Instruments
                                                            Management Committee,                     Corp. (technology)
                                                            Signature Science                         (since 1994); former
                                                            (research and development)                Director, Valero Energy
                                                            (since 2000); Director,                   (petroleum refining)
                                                            Crystatech, Inc.                          (from 1999 to 2003).
                                                            (pollution control
                                                            technology) (since 2001).

A. Benton Cocanougher         Trustee         Since 2001    Dean Emeritus and Wiley           32      Former Director, Randall
c/o R. Jay Gerken                                           Professor of Business,                    Foods, Inc. (from 1990
Citigroup Asset Management                                  former Interim Chancellor,                to 1999); former
399 Park Avenue                                             Texas A&M University                      Director, First American
New York, NY 10022                                          System (from 2003 to                      Bank, Texas (from 1994
Born July 6, 1938                                           2004); former Special                     to 1999); former
                                                            Advisor to the President,                 Director, Petrolon, Inc.
                                                            Texas A&M University (from                (from 1991 to 1994);
                                                            2002 to 2003); former Dean                former Director, First
                                                            and Professor of                          City Bank, Bryan, Texas
                                                            Marketing, Mays Graduate                  (from 1988 to 1992).
                                                            School of Business of
                                                            Texas A&M University (from
                                                            1987 to 2001).

Mark T. Finn                  Trustee         Since 2001    Chairman, Chief Executive         37      Former President and
c/o R. Jay Gerken                                           Officer and Owner, Vantage                Director, Delta
Citigroup Asset Management                                  Consulting Group, Inc.                    Financial, Inc.
399 Park Avenue                                             (investment advisory and                  (investment advisory
New York, NY 10022                                          consulting firm) (since                   firm) (from 1983 to
Born May 16, 1943                                           1988); Consultant prior to                1999).
                                                            1988; Adjunct Professor,
                                                            College of William & Mary
                                                            (since 2002); Principal/
                                                            Member, Balvan Partners
                                                            (investment management)
                                                            (since 2002); former Vice
                                                            Chairman and Chief
                                                            Operating Officer, Lindner
                                                            Asset Management Company
                                                            (mutual fund company)
                                                            (from 1999 to 2001);
                                                            former General Partner and
                                                            Shareholder, Greenwich
                                                            Ventures LLC (investment
                                                            partnership) (from 1996 to
                                                            2001); former President,
                                                            Secretary, and Owner,
                                                            Phoenix Trading Co.
                                                            (commodity trading
                                                            advisory firm) (from 1997
                                                            to 2000).

Stephen Randolph Gross        Trustee         Since 2001    Chief Executive Officer,          37      Director, Andersen
c/o R. Jay Gerken                                           HLB Gross Collins, PC                     Calhoun (assisted
Citigroup Asset Management                                  (accounting firm) (since                  living) (since 1987);
399 Park Avenue                                             1979); Treasurer, Coventry                former Director, Yu
New York, NY 10022                                          Limited, Inc. (since                      Save, Inc. (internet
Born October 8, 1947                                        1985); former Managing                    company) (from 1998 to
                                                            Director, Fountainhead                    2000); former Director,
                                                            Ventures, L.L.C.                          Hotpalm.com, Inc.
                                                            (consulting) (1998 to                     (wireless applications)
                                                            2003); former Treasurer,                  (from 1998 to 2000);
                                                            Hank Aaron Enterprises                    former Director, United
                                                            (fast food franchise)                     Telesis, Inc.
                                                            (from 1985 to 2001);                      (telecommunications)
                                                            former Partner, Capital                   (from 1997 to 2002);
                                                            Investment Advisory                       former Director,
                                                            Partners (consulting)                     ebank.com, Inc. (from
                                                            (from 2000 to 2002);                      1997 to 2004).
                                                            former Secretary, Carint
                                                            N.A. (manufacturing) (from
                                                            1998 to 2002); former
                                                            Chief Operating Officer,
                                                            General Media
                                                            Communications, Inc. (from
                                                            March 2003 to August
                                                            2003).

Diana R. Harrington           Trustee         Since 1992    Professor, Babson College         37      None.
c/o R. Jay Gerken                                           (since 1993); Independent
Citigroup Asset Management                                  Consultant (since 1977).
399 Park Avenue
New York, NY 10022
Born March 25, 1940

Susan B. Kerley               Trustee         Since 1992    Consultant, Strategic             37      Lead Independent
c/o R. Jay Gerken                                           Management Advisors, LLC                  Director, Mainstay Funds
Citigroup Asset Management                                  (investment consulting)                   (formerly Eclipse Funds)
399 Park Avenue                                             (since 1990).                             (currently supervises 12
New York, NY 10022                                                                                    investment companies in
Born August 12, 1951                                                                                  fund complex) (since
                                                                                                      1990).

Alan G. Merten                Trustee         Since 2001    President, George Mason           32      Director, Xybernaut
c/o R. Jay Gerken                                           University (since 1996).                  Corporation (since
Citigroup Asset Management                                                                            2004); Director,
399 Park Avenue                                                                                       Brainbench, Inc. (since
New York, NY 10022                                                                                    2004); Director,
Born December 27, 1941                                                                                Comshare, Inc.
                                                                                                      (information technology)
                                                                                                      (from 1985 to 2003).

R. Richardson Pettit          Trustee         Since 2001    John Duncan Professor of          32      None.
c/o R. Jay Gerken                                           Finance, University of
Citigroup Asset Management                                  Houston (since 1977);
399 Park Avenue                                             Independent Consultant.
New York, NY 10022
Born July 6, 1942

INTERESTED TRUSTEE:
R. Jay Gerken, CFA*           Chairman,       Since 2002    Managing Director of        Chairman of             N/A
Citigroup Asset Management    President and                 Citigroup Global Markets    the Board,
399 Park Avenue               Chief                         Inc. ("CGM"); Chairman,     Trustee or
New York, NY 10022            Executive                     President and Chief         Director of
Born April 5, 1951            Officer                       Executive Officer of SBFM,  222 funds in
                                                            Travelers Investment        the Citigroup
                                                            Adviser, Inc. ("TIA") and   fund complex
                                                            Citi Fund Management Inc.
                                                            ("CFM"); President and
                                                            Chief Executive Officer of
                                                            certain mutual funds
                                                            associated with
                                                            Citigroup Inc.
                                                            ("Citigroup"); formerly,
                                                            Portfolio Manager of Smith
                                                            Barney Allocation Series
                                                            Inc. (from 1996 to 2001)
                                                            and Smith Barney Growth
                                                            and Income Fund (from 1996
                                                            to 2001).

OFFICERS:
Andrew Shoup*                 Senior Vice     Since 2003    Director of Citigroup            N/A                N/A
Citigroup Asset               President and                 Asset Management ("CAM");
Management                    Chief                         Chief Administrative
125 Broad Street              Administra-                   Officer of certain mutual
New York, NY 10004            tive Officer                  funds associated with
Born August 1, 1956                                         Citigroup Inc.; Head of
                                                            International Funds
                                                            Administration of
                                                            Citigroup Asset Management
                                                            (from 2001 to 2003);
                                                            Director of Global Funds
                                                            Administration of
                                                            Citigroup Asset Management
                                                            (from 2000 to 2001); Head
                                                            of U.S. Citibank Funds
                                                            Administration of
                                                            Citigroup Asset Management
                                                            (from 1998 to 2000).

Frances Guggino*              Chief           Since 2002    Vice President of CAM;           N/A                N/A
Citigroup Asset               Financial                     Chief Financial Officer,
Management                    Officer and                   Treasurer and/or
125 Broad Street              Treasurer                     Controller of certain
New York, NY 10004                                          mutual funds associated
Born September 8, 1957                                      with Citigroup (since
                                                            1991).

Wendy S. Setnicka*            Controller      Since 2004    Vice President of CGM            N/A                N/A
Citigroup Asset Management                                  (since 1997); Controller
125 Broad Street                                            of certain mutual funds
New York, NY 10004                                          associated with Citigroup;
Born June 30, 1964                                          Assistant Controller of
                                                            CAM (from 2002 to 2004).

Robert I. Frenkel*            Secretary       Since 2000    Managing Director and            N/A                N/A
Citigroup Asset Management    Chief Legal     Since 2003    General Counsel, Global
300 First Stamford Place      Officer                       Mutual Funds for CAM
Stamford, CT 06902                                          (since 1994); Secretary of
Born December 12, 1954                                      Citi Fund Management Inc.;
                                                            Secretary of certain
                                                            mutual funds associated
                                                            with Citigroup; Chief
                                                            Legal Officer of certain
                                                            mutual funds associated
                                                            with Citigroup.

Andrew Beagley*               Chief           Since 2004    Chief Anti-Money                 N/A                N/A
Citigroup Asset Management    Compliance                    Laundering Compliance
399 Park Avenue               Officer                       Officer and Chief
New York, NY 10022            Chief Anti-     Since 2002    Compliance Officer of
Born October 9, 1962          Money                         certain mutual funds
                              Laundering                    associated with Citigroup;
                              Compliance                    Managing Director, CAM
                              Officer                       (since 2004); Director,
                                                            Citigroup Global Markets
                                                            (since 2000); Director of
                                                            Compliance, North America,
                                                            of CAM (since 2000); Director
                                                            of Compliance, Europe, the
                                                            Middle East and Africa, of
                                                            CAM (from 1999 to 2000);
                                                            Compliance Officer,
                                                            Salomon Brothers Asset
                                                            Management Limited, Smith
                                                            Barney Global Capital
                                                            Management Inc., Salomon
                                                            Brothers Asset Management
                                                            Asia Pacific Limited (from
                                                            1997 to 1999).

Thomas C. Mandia*             Assistant       Since 2000    Managing Director and Deputy     N/A                N/A
Citigroup Asset Management    Secretary                     General Counsel of CAM
300 First Stamford Place                                    (since 1992); Assistant
Stamford, CT 06902                                          Secretary of certain
Born February 27, 1962                                      mutual funds associated
                                                            with Citigroup.

Rosemary D. Emmens*           Assistant       Since 2000    Vice President and               N/A                N/A
Citigroup Asset Management    Secretary                     Associate General Counsel
300 First Stamford Place                                    of CAM (since 1998);
Stamford, CT 06902                                          Assistant Secretary of
Born October 28, 1969                                       certain mutual funds
                                                            associated with Citigroup.

Harris Goldblat*              Assistant       Since 2000    Associate General Counsel        N/A                N/A
Citigroup Asset Management    Secretary                     of CAM (since 2000);
300 First Stamford Place                                    Assistant Secretary of
Stamford, CT 06902                                          certain mutual funds
Born November 4, 1969                                       associated with Citigroup;
                                                            Associate, Stroock &
                                                            Stroock & Lavan LLP (from
                                                            1997 to 2000).

Joseph Volpe*                 Assistant       Since 2004    Vice President of CAM            N/A                N/A
Citigroup Asset Management    Treasurer                     (since 1992); Assistant
300 First Stamford Place                                    Treasurer of certain
Stamford, CT 06902                                          mutual funds associated
Born April 16, 1962                                         with Citigroup; Assistant
                                                            Controller of certain
                                                            mutual funds associated
                                                            with Citigroup (from 2002
                                                            to 2004).

Kaprel Ozsolak*               Assistant       Since 2004    Vice President of CGM;           N/A                N/A
Citigroup Asset Management    Treasurer                     Assistant Treasurer of
125 Broad Street                                            certain mutual funds
New York, NY 10004                                          associated with Citigroup.
Born October 26, 1965

Susan C. Curry*               Assistant       Since 2004    Director of Tax - US Funds       N/A                N/A
Citigroup Asset Management    Treasurer                     Administration of CAM
125 Broad Street                                            (since 2004); Assistant
New York, NY 10004                                          Treasurer of certain
Born December 30, 1966                                      mutual funds associated
                                                            with Citigroup; Partner
                                                            (from 2001 to 2004) and
                                                            Senior Manager (from 1997
                                                            to 2004) with Deloitte &
                                                            Touche LLP.

Matthew Plastina*             Assistant       Since 2004    Assistant Vice president         N/A                N/A
Citigroup Asset               Controller                    of CAM (since 1999);
Management                                                  Manager then Assistant
125 Broad Street                                            Controller of certian
New York, NY 10004                                          mutual funds associated
Born June 9, 1970                                           with Citigroup.

Kim Daly*                     Assistant       Since 2004    Assistant Vice President         N/A                N/A
Citigroup Asset Management    Controller                    of CAM (since 1996);
125 Broad Street                                            Manager then Assistant
New York, NY 10004                                          Controller of certain
Born November 16, 1966                                      mutual funds associated
                                                            with Citigroup.

Marisel Class*                Assistant       Since 2004    Vice President of CAM            N/A                N/A
Citigroup Asset Management    Controller                    (since 1999); Manager then
125 Broad Street                                            Assistant Controller of
New York, NY 10004                                          certain mutual funds
Born June 28, 1961                                          associated with Citigroup.

    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Funds, within the meaning of the 1940 Act. The Audit Committee oversees the scope of each Fund's audit, each Fund's accounting and financial reporting policies and practices and its internal controls. The Audit committee approves, and recommends to the Non-Interested Trustees for their ratification, the selection, appointment, retention or termination of the Funds' independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Funds' independent registered public accounting firm to its Manager and any affiliated service providers if the engagement related directly to the Funds' operations and financial reporting. During the most recent fiscal year, the Audit Committee met 5 times.

    The Board of Trustees also has a standing Governance Committee. All Trustees who are not "interested persons" of the Funds are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the board. The Governance Committee met 4 times during the most recent fiscal year. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the Trustees in the Funds and in other investment companies associated with Citigroup (the "Fund Complex") supervised by the Trustees as of December 31, 2003.

                                       DOLLAR RANGE OF EQUITY SECURITIES
                                                                                             AGGREGATE DOLLAR
                                                                                             RANGE OF EQUITY
                                                                                            SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN
                                                                   CITI PREMIUM            BY THE TRUSTEE IN THE
                                          CITI PREMIUM            U.S. TREASURY            FAMILY OF INVESTMENT
NAME OF DIRECTOR                        LIQUID RESERVES              RESERVES                   COMPANIES
----------------                        ---------------           -------------           -----------------------
DISINTERESTED TRUSTEES:

Elliott J. Berv                               None                     None                  $50,001-$100,000
Donald M. Carlton                             None                     None                   Over $100,000
A. Benton Cocanougher                         None                     None                     $1-$10,000
Mark T. Finn                                  None                     None                     $1-$10,000
Stephen Randolph Gross                        None                     None                        None
Diana Harrington                              None                  $1-$10,000                  $1-$10,000
Susan B. Kerley                               None                     None                     $1-$10,000
Alan G. Merten                                None                     None                     $1-$10,000
R. Richardson Pettit                          None                     None                  $10,001-$50,000

INTERESTED TRUSTEE:
R. Jay Gerken                                 None                     None                   Over $100,000

    Neither the disinterested trustees nor their family members had any interest in the Manager, the Distributor or, and any person directly or indirectly controlling, controlled by, or under common control with the Manager or the Distributor as of December 31, 2003.

    Information regarding compensation paid to the Trustees for the fiscal year ended August 31, 2004 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the Manager.

    Each fund in the Citigroup Fund complex pays a pro rata share of Trustee fees based upon asset size. Each Fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $45,000 plus $7,500 for each board of trustees meeting attended, $2,500 for each special board meeting attended, and $100 for each telephonic board meeting in which that Trustee participates. In addition, each Trustee who is not a director, officer or employer of the Manager or any of its affiliates and who acts as Chairman of any Committee of the Board of Trustees receives an additional $5,000 for acting as Chairman of such Committee. The Funds will reimburse these Trustees for travel and out-of-pocket expenses incurred in connection with board of trustees meetings.

                                                 TRUSTEES COMPENSATION TABLE

                                                                             PENSION OR                         NUMBER OF
                                            AGGREGATE        AGGREGATE    RETIREMENT             TOTAL          FUNDS IN
                                          COMPENSATION     COMPENSATION       BENEFITS       COMPENSATION     COMPLEX UPON
                                              FROM         FROM PREMIUM     PAID AS PART     FROM THE           WHICH THE
                                         PREMIUM LIQUID    U.S. TREASURY  OF FUND EXPENSES      TRUST           TRUSTEES
    TRUSTEE                                RESERVES(1)      RESERVES(1)          (1)        AND COMPLEX(3)    SERVED(3)(4)
    -------                                -----------      -----------          ---        --------------    ------------
DISINTERESTED TRUSTEES
Elliott J. Berv.........................     $1,211           $  418            None            $80,000             37
Donald M. Carlton.......................     $1,252           $  425            None            $82,600             32
A. Benton Cocanougher...................     $1,117           $  378            None            $86,200             32
Mark T. Finn............................     $1,285           $  445            None            $84,450             37
Stephen Randolph Gross..................     $1,285           $  446            None            $81,350             37
Diana R. Harrington.....................     $1,214           $  421            None            $80,200             37
Susan B. Kerley.........................     $1,506           $  545            None            $80,300             37
Alan G. Merten..........................     $1,114           $  375            None            $77,800             32
C. Oscar Morong, Jr.(2).................     $4,669           $1,702             (2)            $80,300             37
R. Richardson Pettit....................     $1,217           $  422            None            $82,700             32
Walter E. Robb, III(2)..................     $4,669           $1,702             (2)            $80,600             37

INTERESTED TRUSTEE
R. Jay Gerken                                $    0            $  0             None            $     0            222

------------
(1) Information is for the fiscal year ended August 31, 2004.
(2) Messrs. Morong and Robb retired as Trustees of the Funds as of December 31, 2003. For additional information on payment of retirement benefits, see the discussion below regarding former Trustees of the Funds.
(3) Information is for the calendar year ending December 31, 2003.
(4) Two of the funds in the Fund Complex were not operational during the calendar year ended December 31, 2003.

    The Trustees of the Funds have adopted a Retirement Plan for all Trustees who are not "interested persons" of the Funds, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age
75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years and who have attained at least the age of 67 when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionately with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

    The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

          AVERAGE                                             YEARS OF SERVICE
      COMPENSATION IN          -------------------------------------------------------------------------------
         LAST YEAR                                                                                   10 YEARS
        OF SERVICE             5 YEARS       6 YEARS       7 YEARS       8 YEARS       9 YEARS       OR MORE
        ----------           ------------  ------------  ------------  ------------  ------------  ------------
          $50,000              $125,000      $150,000      $175,000      $200,000      $225,000      $250,000
          $60,000              $150,000      $180,000      $210,000      $240,000      $270,000      $300,000
          $70,000              $175,000      $210,000      $245,000      $280,000      $315,000      $350,000
          $80,000              $200,000      $240,000      $280,000      $320,000      $360,000      $400,000
          $90,000              $225,000      $270,000      $315,000      $360,000      $405,000      $450,000
         $100,000              $250,000      $300,000      $350,000      $400,000      $450,000      $500,000

    Assuming continuous service as a Trustee of the Funds until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan.

    During the fiscal year ended August 31, 2004, former Trustees of the Funds received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in 4 quarterly installment payments; and Mr. E. Kirby Warren, an aggregate of $70,000 in 4 quarterly installment payments; and Mr. William Woods an aggregate of $60,000 in 4 quarterly installment payments; and each of Mr. C. Oscar Morong, Jr., and Mr. Walter E. Robb, III, a lump sum payment of $325,300. Of the total lump sum payment to each of Mr. Morong and Mr. Robb, the following amounts were paid from the Funds: $4,156 from Liquid Reserves; and $1,564 from U.S. Treasury Reserves.

    As of December 1, 2004, the Trustees and officers as a group owned less than 1% of the Fund.

    As of December 1, 2004, the following shareholders were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of Liquid Reserves. Citibank, NA, Attn. John Malandro, 333 West 34th Street, 3rd Floor, New York, NY 10001 (13.99%); Citicorp Services Inc., Attn. Glenda Finkelstein, Cash Management, 3800 Citibank Center B2-14, Tampa, FL 33610 (8.64%); Citibank Global Cash Management, Attn. Robin Hampton, 1 Penns Way, New Castle, DE 19720 (15.19%); Citigroup Global Markets Inc., 333 West 34th Street, 3rd Floor, New York, NY 10001 (30.08%); Citibank F/ B/O CNAI, Attn. Camille Tomao, 111 Wall Street, 14th Floor, New York, NY 10005 (11.89%).

    As of December 1, 2004, the following shareholders were known by the Manager to own or hold of record 5% or more of the outstanding voting securities of US Treasury Reserves. Citibank, NA, Attn. John Malandro, 333 West 34th Street, 3rd Floor, New York, NY 10001 (50.52%); Citibank F/ B/O Henkel Deposit Account, 111 Wall Street, 14th Floor, Zone 3, New York, NY 10005 (6.13%); Fiduciary Trust Intnl Revenue, Attn. Frank Lomassaro, 600 Fifth Avenue, 2nd Floor, New York, NY 10020 (15.39%).

    The Declaration of Trust of each of the Trust and the Portfolios provides that the Trust or such Portfolio, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust or such Portfolio, as the case may be, unless, as to liability to the Trust or such Portfolio or its respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust or such Portfolio, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested Trustees of the Trust or such Portfolio, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

    Officers receive no compensation from the Funds although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

MANAGER

    The Manager acts as the investment manager to each Portfolio and each Fund pursuant in each case to management agreements (each, a "Management Agreement"). Currently, advisory services for each Fund are provided through its corresponding Portfolio, but the Manager may, if requested by the Trustees, provide advisory services directly to the Funds. The Manager manages the securities of each Portfolio and makes investment decisions for a Portfolio, subject to such policies as the Board of Trustees of a Portfolio may determine. In addition, the Manager provides certain administrative services to each Fund and each Portfolio under the Management Agreement.

    The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's investments and effecting securities transactions for such Portfolio. The Management Agreements provide that the Manager may delegate the daily management of the securities of the portfolio to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement with respect to a Fund will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund's Trustees or by a vote of a majority of the outstanding voting securities of such fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    Unless otherwise terminated, the Management Agreement with respect to a Portfolio will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Portfolio's Trustees or by a vote of a majority of the outstanding voting securities of such Portfolio, and, in either case, by a majority of the Trustees of the Portfolio who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The Manager provides the Funds and the Portfolios with general office facilities and supervises the overall administration of the Funds and the Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, a Fund's or a Portfolio's independent contractors and agents; and arranging for the maintenance of books and records of each Fund or Portfolio. Trustees, officers, and investors in the Funds and the Portfolios are, or may be or may become, interested in the Manager, as directors, officers, employees, or otherwise, and directors, officers and employees of the Manager are, or may become, similarly interested in the Funds and the Portfolios.

    Each Management Agreement provides that the Manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Portfolio or a Fund, as the case may be, when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or the Fund or by a vote of a majority of the Portfolio's or Fund's Trustees, or by the Manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement with each Fund and Portfolio provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio or Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    For its services under the Management Agreements, with respect to each Fund, the Manager may receive management fees equal on an annual basis of up to 0.35% of the Fund's average daily net assets less the amount, if any, of the Fund's share of the management fees payable by the Portfolio in which it invests.

    In approving the continuation of each Management Agreement, the Board, including the independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory and administrative services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to the applicable Fund, compared the fees charged by the Manager to those paid by similar funds for comparable services, and analyzed the expenses incurred by the Manager with respect to each Fund. The Board also considered each Fund's performance relative to a peer group selected by a third party service provider and to other benchmarks, the expense ratio of each Fund in comparison to other funds, and other factors. The Board considered the quality of the Manager's advisory, administrative and compliance staffs, including additional compliance resources being added. In addition, the Trustees considered information received at regular meetings throughout the year related to Fund performance and Manager services, and benefits potentially accruing to the Manager and its affiliates, from transfer agency, distribution and service relationships with the Manager and/or affiliates of the Manager. The Board also considered other benefits to the Manager including benefits relating to the ability of the Manager to make the Funds available to clients of the Manager together with other financial services offered to clients by the Manager and/or its affiliates.

    After requesting and reviewing such information as they deemed necessary (including additional information provided by the Manager in response to inquiries from the independent Trustees) and after meetings conducted by the independent Trustees without management being present, the Board concluded that the continuation of each Management Agreement was in the best interests of the applicable Fund and its shareholders. These conclusions were based upon the Board's determination for each Fund that the Fund's performance compared favorably with other funds in a peer group selected by a third party service provider over one, three and five year periods ending April 30, 2004; that contractual management fees and actual total expenses after giving effect to waivers and reimbursements compared favorably to the peer group; and that, while the Manager's profitability with respect to its services for the Fund was substantial, it was not excessive in light of the nature and quality of the services provided by the Manager and the risks borne by the Manager in managing money market funds. The Board also considered that, although the fee waivers and reimbursements were voluntary, and could be discontinued or modified at any time, Citigroup Asset Management had advised the Board that overall expense ratios of the fund would not be permitted to increase materially without disclosure to the Board. The independent Trustees were advised by separate independent legal counsel throughout the process.

    CITI PREMIUM LIQUID RESERVES: For the period from September 1, 2001 to December 31, 2001, the fees paid by Liquid Reserves Portfolio to the Manager under a prior Advisory Agreement, after waivers, were $11,324,457. For the period from January 1, 2002 to August 31, 2002, the fees paid by Liquid Reserves Portfolio to the Manager under its current Management Agreement, after waivers, were $23,989,622. For the fiscal years ended August 31, 2003 and 2004, the fees paid by Liquid Reserves Portfolio to the Manager under its current Management Agreement, after waivers, were $34,902,447 and $28,690,608, respectively. For the period from January 1, 2002 to August 31, 2002, the fees paid by Liquid Reserves to the Manager under its current Management Agreement were $1,631,871. For the fiscal years ended August 31, 2003 and 2004, the fees paid by Liquid Reserves to the Manager under its current Management Agreement, after waivers, were $2,803,625 and $1,951,542, respectively. For the period from September 1, 2001 to December 31, 2001, the fees paid to Smith Barney Fund Management LLC, a former administrator, from Liquid Reserves under a prior Administrative Services Agreement, after waivers, were $815,199. On December 31, 2001, Liquid Reserves terminated its Administrative Services Agreement with Smith Barney Management LLC. For the period from September 1, 2001 to December 31, 2001, all fees payable to Smith Barney Fund Management LLC, a former administrator of Liquid Reserves Portfolio, under a prior Administrative Services Agreement were voluntarily waived. On December 31, 2001, Liquid Reserves Portfolio terminated its Administrative Services Agreement with Smith Barney Fund Management LLC.

    CITI PREMIUM U.S. TREASURY RESERVES: For the period from September 1, 2001 to December 31, 2001, the fees paid by U.S. Treasury Reserves Portfolio to the Manager under a prior Advisory Agreement, after waivers, were $395,703. For the period from January 1, 2002 to August 31, 2002, the fees paid by U.S. Treasury Reserves Portfolio to the Manager under its current Management Agreement, after waivers, were $793,098. For the fiscal years ended August 31, 2003 and 2004, the fees paid by U.S. Treasury Reserves Portfolio to the Manager under its current Management Agreement, after waivers, were $1,231,929 and $1,077,844, respectively. For the period from January 1, 2002 to August 31, 2002, the fees paid by U.S. Treasury Reserves to the Manager under its current Management Agreement, after waivers, were $615,804. For the fiscal years ended August 31, 2003 and 2004, the fees paid by U.S. Treasury Reserves to the Manager, under its current Management Agreement after waivers, were $1,064,444 and $789,703, respectively. For the period from September 1, 2001 to December 31, 2001, the fees paid to Smith Barney Fund Management LLC, a former administrator, from U.S. Treasury Reserves under a prior Administrative Services Agreement, after waivers, were $296,169. On December 31, 2001, U.S. Treasury Reserves terminated its Administrative Service Agreement with Smith Barney Fund Management LLC. For the period from September 1, 2001 to December 31, 2001, all fees payable to Smith Barney Fund Management LLC, a former administrator of U.S. Treasury Reserves Portfolio, under a prior Administrative Services Agreement were voluntarily waived. On December 31, 2001, U.S. Treasury Reserves Portfolio terminated its Administrative Services Agreement with Smith Barney Fund Management LLC.

    Citigroup Inc. affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Manager has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup Inc.

    The Funds use the name "Citi" by agreement with Citi Fund Management. If the Manager, or its assignee, ceases to serve as the Manager of the Funds, the Funds will change their respective names so as to delete the word "Citi".

DISTRIBUTOR

    The Distributor, located at 388 Greenwich Street, New York, New York 10013 serves as each Fund's distributor pursuant to a written agreement (the "Distribution Agreement") which was approved by the Funds' Board of Trustees, including a majority of the independent Trustees.

    The Distribution Agreement is terminable with respect to a Fund with or without cause, without penalty, on 60 days' notice by the Trustees or by vote of holders of a majority of the Fund's outstanding voting securities, or on 90 days' notice by Citigroup Global Markets. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

    The Funds have each adopted a Service Plan (each a "Service Plan" and collectively, the "Service Plans") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, each Fund may pay monthly fees at an annual rate not to exceed 0.10% of the Fund's average daily net assets. Such fees may be used to make payments to the Distributor for distribution services, to Service Agents in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided.

    The Service Plans also provide that the Distributor and Service Agents may receive any applicable sales charge paid by investors as partial compensation for their services in connection with the sale of shares. The Service Plan provides that the Distributor and Service Agents may receive all or a portion of any applicable deferred sales charges paid by investors. The Funds do not currently impose any deferred sales charges.

    The Service Plans permit each Fund to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if the expenses exceed the fees provided for by the applicable Plan, the Fund will not be obligated to pay more than those fees and, if the expenses incurred are less than the fees paid to the Distributor and others, they will realize a profit. Each Fund will pay the fees to the Distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of a Fund. In their annual consideration of the continuation of the Service Plans for the Funds, the Trustees will review the Service Plans and the expenses for each Fund separately.

    Each Service Plan also recognizes that various service providers to the Funds, such as its Manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Funds for other purposes, such as management fees, and that the Funds' Distributor or Service Agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the applicable Fund's Trustees and a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). Each Service Plan requires that the Fund and the Distributor provide to the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of such Qualified Trustees then in office. A Service Plan may be terminated, with respect to each Fund, at any time by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting shares of the Fund. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a Fund without the approval of a majority of the outstanding shares of the Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the Distributor acts as the agent of the Funds in connection with the offering of shares of the Funds pursuant to the Distribution Agreement. Payments made to the distributor by each Fund for the past three fiscal years are set forth below.

    LIQUID RESERVES: For the period September 1, 2001 to December 31, 2001, all fees payable by Liquid Reserves to Salomon Smith Barney under a prior distribution plan were voluntarily waived. For the period from January 1, 2002 to August 31, 2002, Liquid Reserves paid, after waivers, $940,006 to Salomon Smith Barney under its current Service Plan. For the fiscal years ended August 31, 2003 and 2004, Liquid Reserves paid $1,589,054 and $1,145,243, respectively, to the Distributor under its current Service Plan. For the period from September 1, 2001 to December 31, 2001, Liquid Reserves paid, after waivers, $458,672 to Service Agents under prior Servicing Agreements. Each Servicing Agreement was terminated as of December 31, 2001.

    U.S. TREASURY RESERVES: For the period from September 1, 2001 to December 31, 2001, all fees payable to Salomon Smith Barney under a prior distribution plan were voluntarily waived. For the period from January 1, 2002 to August 31, 2002, U.S. Treasury Reserves paid, after waivers, $335,169 to Salomon Smith Barney under its current Service Plan. For the fiscal years ended August 31, 2003 and 2004, U.S. Treasury Reserves paid $532,222 and $394,851, respectively, to the Distributor under its current Service Plan. For the period from September 1, 2001 to December 31, 2001, U.S. Treasury Reserves paid, after waivers, $146,781 to Service Agents under prior Servicing Agreements. Each Servicing Agreement was terminated as of December 31, 2001.

    For the fiscal year ended August 31, 2004, of the payments made to the Distributor under the applicable Service Plan, the following amounts were used for the principal types of activities set forth below:

                               FINANCIAL
                              CONSULTANT   OPERATIONAL
FUND                         COMPENSATION    EXPENSES     MARKETING      TOTAL
----                         ------------  ------------   ---------      -----
Citi Premium Liquid Reserves    $23,340     $720,593       $26.33     $743,959
Citi Premium U.S. Treasury
  Reserves                      $21,299     $ 38,041       $11.33     $ 59,352

    In addition, various service providers, including the Manager, may have made payments for distribution related expenses out of their own resources, including past profits, or from payments received from the Funds for other purposes, such as management fees.

CODE OF ETHICS

    The Trust, the Portfolios, the Manager and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. Each code of ethics permits personnel subject to such code to invest in securities, including securities that may be purchased or held by a Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.

PROXY VOTING POLICIES & PROCEDURES

    Although individual Trustees may not agree with particular policies or votes by the Manager, the Board of each Fund has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision making process.

    Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Manager would vote the proxy in accordance with the principals set forth in the Manager's proxy voting policies and procedures, including the procedures that the Manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the Manager or any affiliated person of a fund or the Manager, on the other.

    A summary of the Manager's policies and procedures with respect to proxy voting is attached as Appendix A to this SAI. This summary gives a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund's investment objectives.

    Information on how each Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 is available on the Manager's website, http://www.smithbarneymutualfunds.com, or on the Securities Exchange Commission's website at http://www.sec.gov.

TRANSFER AGENT AND CUSTODIAN

    The Trust and each Portfolio have entered into a Transfer Agency and Service Agreement with Citicorp Trust Bank, fsb ("Citicorp Trust") pursuant to which Citicorp Trust acts as transfer agent for each Fund and each Portfolio. Under the Transfer Agency and Service Agreement, Citicorp Trust maintains the shareholder account records for the Funds and Portfolios, handles certain communications between shareholders and the Funds and Portfolios and distributes dividends and distributions payable by the Funds and Portfolios. For these services, Citicorp Trust receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for a Fund or Portfolio during the month and is reimbursed for out-of-pocket expenses. The principal business address of Citicorp Trust is 125 Broad Street, New York, New York 10004.

    The Trust and each Portfolio has entered into a Custodian Agreement and a Sub-Transfer Agency Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial, fund accounting services, and sub-transfer agency services are provided for each Fund and each Portfolio. Among other things, State Street calculates the daily net asset value for the Funds and the Portfolios. Securities held for a Fund or Portfolio may be held by a sub-custodian bank approved by the Trust's or Portfolio's Trustees. The principal business address of State Street is 225 Franklin Street, Boston, MA 02110.

                    5.  DEALER COMMISSIONS AND CONCESSIONS

    From time to time, the Funds' Distributor or the Manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Funds. Such concessions provided by the Funds' Distributor or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Funds' Distributor or the Manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

                          6.  PORTFOLIO TRANSACTIONS

    The Portfolios' purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and no such commissions have been paid by the Portfolios during the past three fiscal year period ending August 31, 2004. The Portfolios do not anticipate paying brokerage commissions. Any transaction for which a Portfolio pays a brokerage commission will be effected at the best execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

    Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed to be in the best interest of investors in the applicable Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

    Investment decisions for each Portfolio will be made independently from those for any other account, series or investment company that is or may in the future become managed by the Manager or its affiliates. If, however, a Portfolio and other investment companies, series or accounts managed by the Manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for a Portfolio and for other investment companies or series managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

    Portfolio transactions may be executed with the Manager, or with any affiliate of the Manager, acting either as principal or as broker, subject to applicable law. No commissions on portfolio transactions were paid by any Portfolio during the fiscal year ended August 31, 2004 to the Manager or any affiliate of the Manager.

    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolios may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Portfolios from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolios could purchase in the underwritings.

                     7.  DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds' Board of Trustees has approved policies and procedures developed by Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the Funds' investment manager, with respect to the disclosure of the Funds' portfolio securities and any ongoing arrangements to make available information about a Fund's portfolio securities. The policy requires that disclosure of information about a Fund's portfolio holdings be in the best interests of the Fund's shareholders, and that any conflicts of interest between the interests of the Fund's shareholders and those of Citi Fund Management Inc. or CGM or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding a Fund's portfolio holdings may never be shared with non-CAM employees, with investors and potential investors (whether individual or institutional), and with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy. CAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale once it is 25 calendar days old following quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by the Fund that has not been fully reflected by the market.

A Fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end.

Subject to the provisions relating to "ongoing arrangements," a Fund's holdings may also be released with simultaneous public disclosure at least 25 days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to a CAM or the Funds' internet site that is accessible by the public, or through public release by a third party vendor. For the purposes of the policy, the term "ongoing arrangement" is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information following the filing of Form N-Q or Form N-CSR.

CAM may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to "ongoing arrangements":

     1. A Fund's top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.

     2. A Fund's (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings, (iii) yield and duration and (iv) the Fund's performance attribution (e.g., analysis of the Fund's outperformance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.

     3. A list of securities (that may include fund holdings together with other securities) followed by a Fund's portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

     4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, a Fund must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the Fund and neither the Fund, CAM or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

The approval of a Fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Any exceptions to the policies must be reported to the Fund's Board at its next regularly scheduled meeting.

All ongoing arrangements to make available information about the Funds' portfolio securities will be reviewed by the Funds' Board no less frequently than quarterly.

Currently, funds in the fund complex disclose their portfolio holdings approximately 25 days after calendar quarter end on their website
[www.citigroupam.com]. The Citi money market funds, including the Funds, do not currently post their portfolio holdings, or otherwise publicly disclose their portfolio holdings other than in required regulatory filings and reports, but may in the future do so.

Set forth below is a list, as of December 31, 2004, of those parties with whom CAM, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. A Fund's auditor also has access from time to time to such Fund's portfolio holdings in connection with performing the audit and related functions.

   RECIPIENT                          FREQUENCY                                DELAY BEFORE DISSEMINATION
   State Street Bank & Trust Co.      Daily                                    None
   (Fund Custodian and Accounting
   Agent)
   Institutional Shareholders         As necessary                             None
   Services (Proxy Voting Services)
   S&P (Rating Agency)                Weekly Tuesday Night                     1 day
   Moody's (Rating Agency)            Weekly Tuesday Night                     1 day

CAM has also authorized ongoing arrangements that include the release of portfolio holdings information for certain funds in the fund complex, which may or may not include a Fund, to the following parties:

   RECIPIENT                          FREQUENCY                                DELAY BEFORE DISSEMINATION
   Bloomberg                          Quarterly                                25 Calendar days after Quarter End
   Lipper                             Quarterly                                25 Calendar days after Quarter End
   S&P                                Quarterly                                25 Calendar days after Quarter End
   Morningstar                        Quarterly                                25 Calendar days after Quarter End
   Baseline                           Daily                                    None
   Frank Russell                      Monthly                                  1 Day
   Callan                             Quarterly                                25 Days after Quarter End
   Mercer                             Quarterly                                25 Days after Quarter End
   Vestek                             Daily                                    None
   Factset                            Daily                                    None
   eVestment Alliance                 Quarterly                                25 Days after Quarter End
   CRA RogersCasey                    Quarterly                                25 Days after Quarter End
   Cambridge Associates               Quarterly                                25 Days after Quarter End
   Marco Consulting                   Quarterly                                25 Days after Quarter End
   Wilshire                           Quarterly                                25 Days after Quarter End
   Informa Investment Services        Quarterly                                25 Days after Quarter End
   (Efron)
   CheckFree (Mobius)                 Quarterly                                25 Days after Quarter End
   Nelsons Information                Quarterly                                25 Days after Quarter End
   Investor Tools                     Daily                                    None
   Advent                             Daily                                    None
   BARRA                              Daily                                    None
   Plexus                             Quarterly (Calendar)                     Sent the 1-3 business day
                                                                               following the end of a Quarter
   Elkins/McSherry                    Quarterly (Calendar)                     Sent the first business day
                                                                               following the end of a Quarter
   Quantitative Services Group        Daily                                    None

With respect to each such arrangement, the Funds have a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the Funds. Neither the Funds, CAM or any other affiliated party receives compensation or any other consideration in connection with such arrangements.

           8.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Funds are each a series of CitiFunds Premium Trust and are governed by a Declaration of Trust. The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. Currently, the Funds are the only two series of shares of the Trust. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution. Shareholders of all series generally will vote together on all matters except when the Trustees determine that only shareholders of particular series are affected by a particular matter or when applicable law requires shareholders to vote separately by series.

    A Fund may involuntarily redeem shareholder's shares at any time for any reason the Trustees deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number or other information if required to do so, (iii) to protect the tax status of a Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund.

    The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

    Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the trust do not have cumulative voting rights. The Funds are not required to hold, and have no present intention of holding, annual meetings of shareholders but will hold special shareholder meetings when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders, a Service Agent may vote any shares of which it is the holder of record, and for which it does not receive voting instructions, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non- assessable, except as set forth below.

    With respect to Funds in a master/feeder structure, the master fund (called a Portfolio) in which a Fund invests is a New York trust and is also governed by a Declaration of Trust similar to the Fund's Declaration of Trust. Whenever a vote is submitted to the Portfolio's investors, a Fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a Fund will vote its shares in the Portfolio in the same proportion as the vote of shareholders who do not give voting instructions. Alternatively, without seeking instructions from its shareholders, a Fund could vote its shares in the Portfolio in proportion to the vote of all the other investors in the Portfolio.

    The Trust or any Fund or class may merge or consolidate with or may sell, lease or exchange all or substantially all of its assets to another operating entity if authorized at any meeting of shareholders by a majority of the voting power of the Trust voting as a single class or of the affected Fund or class, or by the written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected Fund or class. The Trust or any Fund or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any Fund, or any class of any Fund, may be terminated at any time by a vote of a majority of the outstanding voting power of that Fund or class, or by the Trustees by written notice to the shareholders of that Fund or class. If not so terminated, the Trust will continue indefinitely.

    Share certificates will not be issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor or the amount of such compensation.

    The Trust's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

    Each Portfolio is organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of the Portfolio would ever exceed its assets.

    A Fund may add to or reduce its investment in the Portfolio on each business day. At 4:00 p.m., Eastern time, in the case of Liquid Reserves Portfolio, and 2:00 p.m., Eastern time, in the case of U.S. Treasury Reserves Portfolio, on each such business day, the value of each investor's interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio or 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio or 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio or 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio, on the following business day of the Portfolio.

                      9.  CERTAIN ADDITIONAL TAX MATTERS

    Each of the Funds has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of a Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund. If a Fund should fail to qualify as a regulated investment company for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders and would generally be subject to withholding at the rate of 30% in the case of shareholders who are neither citizens nor residents of the United States. Each of the Portfolios believes that it will not be required to pay any federal income or excise taxes.

    Investment income received by Liquid Reserves from non-U.S. investments may be subject to foreign income taxes withheld at the source; Liquid Reserves does not expect to be able to pass through to shareholders any foreign tax credits or deductions with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle Liquid Reserves to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine Liquid Reserves' effective rate of foreign tax in advance since that rate depends upon the proportion of the Liquid Reserves Portfolio's assets ultimately invested within various countries.

    Because each Fund expects to earn primarily interest income, it is expected that no Fund distributions will qualify for the dividends received deduction for corporations. For the same reason, the Funds do not expect any distributions to be treated as "qualified dividend income," which is taxed at reduced rates.

 10.  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

    PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017 is the independent registered public accounting firm for Liquid Reserves and Liquid Reserves Portfolio. KPMG LLP, 757 Third Avenue, New York, NY 10017, are the independent registered public accounting firm for U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio.

    The audited financial statements of Liquid Reserves (Statement of Assets and Liabilities at August 31, 2004, Statement of Operations for the year ended August 31, 2004, Statements of Changes in Net Assets for the years ended August 31, 2003 and 2004, Financial Highlights for each of the years in the five-year period ended August 31, 2004, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm) and of Liquid Reserves Portfolio (Schedule of Investments at August 31, 2004, Statement of Assets and Liabilities at August 31, 2004, Statement of Operations for the year ended August 31, 2004, Statement of Changes in Net Assets for the years ended August 31, 2003 and 2004, Financial Highlights for each of the years in the five-year period ended August 31, 2004, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Liquid Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP.

    The audited financial statements of U.S. Treasury Reserves (Statement of Assets and Liabilities at August 31, 2004, Statement of Operations for the year ended August 31, 2004, Statements of Changes in Net Assets for the years ended August 31, 2003 and 2004, Financial Highlights for each of the years in the five-year period ended August 31, 2004, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm) and of U.S. Treasury Reserves Portfolio (Schedule of Investments at August 31, 2004, Statement of Assets and Liabilities at August 31, 2004, Statement of Operations for the year ended August 31, 2004, Statements of Changes in Net Assets for the years ended August 31, 2003 and 2004, Financial Highlights for each of the years in the five-year period ended August 31, 2004, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of U.S. Treasury Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of KPMG LLP, as independent registered public accounting firm, as it pertains to the fiscal years ended August 31, 2001, 2002, 2003 and 2004. Fiscal years prior to August 31, 2001 were audited by other auditors.

    A copy of each of the Annual Reports accompanies this Statement of Additional Information.

                                  APPENDIX A

                     PROXY VOTING POLICIES AND PROCEDURES

    The Board of Directors of each Fund has delegated the authority to develop policies and procedures relating to proxy voting to Salomon Brothers Asset Management Inc (the "Investment Manager"). The Investment Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Investment Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that it votes proxies relating to equity securities in the best interest of clients.

    In voting proxies, the Investment Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Investment Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Investment Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Investment Manager of its responsibility for the proxy vote.

    In the case of a proxy issue for which there is a stated position in the Policies, the Investment Manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

    In furtherance of the Investment Manager's goal to vote proxies in the best interest of clients, the Investment Manager follows procedures designed to identify and address material conflicts that may arise between the Investment Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Investment Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Investment Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Investment Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Investment Manager in voting proxies. The Investment Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Investment Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy, the Investment Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Investment Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Investment Manager and certain other Citigroup business units.

    CAM maintains a Proxy Voting Committee, of which the Investment Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Investment Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Investment Manager's decision-making in voting proxies.

    If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Investment Manager may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

CITI(SM) PREMIUM LIQUID RESERVES
CITI(SM) PREMIUM U.S. TREASURY RESERVES

MANAGER
Citi Fund Management Inc.
100 First Stamford Place, Stamford, CT 06902

DISTRIBUTOR
Citigroup Global Markets Inc.
388 Greenwich Street, New York, NY 10013

TRANSFER AGENT
Citicorp Trust Bank, fsb
125 Broad Street
New York, NY 10004

SUB-TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(CITI PREMIUM LIQUID RESERVES)
PricewaterhouseCoopers LLP
300 Madison Avenue, New York, NY 10017

(CITI PREMIUM U.S. TREASURY RESERVES)
KPMG LLP
757 Third Avenue, New York, New York 10017

LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, MA 02110

----------------------------------------------

SERVICE AGENTS

FOR PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citigroup Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citigroup Private Banking Account Officer or Registered Representative

FOR CITIGROUP ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citigroup Asset Management
100 First Stamford Place, Stamford, CT 06902

FOR NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager

FOR CITIBANK CASH MANAGEMENT CLIENTS:
Citibank Cash Management
One Penns Way
New Castle, DE 19720